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                     SECURITIES AND EXCHANGE COMMISSION
                           450 Fifth Street, NW
                           Washington, DC  20549

                                  FORM 8-K
                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934

                               May 27, 1999
                     (date of earliest event reported)

                        PNC MORTGAGE SECURITIES CORP.
                  as Depositor and Master Servicer under a
                      Pooling and Servicing Agreement
                         dated as of May 1, 1999
                        providing for the issuance of

                               $272,156,900

                    MORTGAGE PASS-THROUGH CERTIFICATES
                              SERIES 1999-7

           Delaware              333-72879           94-2528990
          (State or other       (Commission          (IRS Employer
          jurisdiction of       File Number)         Identification
          Incorporation)                             Number)

                          75 NORTH FAIRWAY DRIVE
                       VERNON HILLS, ILLINOIS  60061

                 (Address of principal executive offices)

            Registrant's telephone number, including area code:

                              (847) 549-6500


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Items 1 through 4, 6 and 8 are not included because they are not applicable.

Item 5.   Other Events.
          ------------

          Documents incorporated by Reference

          The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 1998 and December 31, 1997, and for each of the years in the three-year period ended December 31, 1998, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 30, 1999) and the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 1999, and for periods ended March 31, 1999 and March 31, 1998, included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 1999 (which was filed with the Securities and Exchange Commission on May 12,
          1999) are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-72879) of the Registrant; and (iii) the Prospectus Supplement and Prospectus relating to the Mortgage Pass-Through Certificates, Series 1999-7, and shall be deemed to be part hereof and thereof.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
          -------------------------------------------------------------------

            (a)  Not applicable

            (b)  Not applicable

            (c)  Exhibits

Exhibit
Number
-------

23.1      Consent of KPMG LLP

                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         PNC MORTGAGE SECURITIES CORP.

Date: May 27, 1999   	                 By:  /s/ Richard Careaga
                                              ---------------------
                                              Richard Careaga
                                              Second Vice President and
                                              Assistant General Counsel


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Exhibit
Number
-------

23.1     Consent of KPMG LLP